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EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


      In connection with the Quarterly Report of Redhook Ale Brewery, Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Mickelson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2003



                                            BY:   /s/  David J. Mickelson
                                            ------------------------------------
                                                       David J. Mickelson
                                                       Executive Vice President,
                                                       Chief Financial Officer
                                                       and Chief Operating
                                                       Officer